FH P-1

                       SUPPLEMENT DATED SEPTEMBER 12, 2006
                       TO THE PROSPECTUS DATED MAY 1, 2006
                                       OF
                       FRANKLIN HIGH INCOME FUND ("Fund")
              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The prospectus for the Fund is amended as follows:

1. Effective October 1, 2006, the name of the Fund will change to "Franklin High Income Securities Fund" and all references to the Fund's name are changed accordingly.
2. The name of the portfolio manager with primary responsibility for the investments of the Fund as shown on page FH6 is changed from Patricia Mallon to Patricia O'Connor. All other information remains unchanged.



               Please keep this supplement for future reference.